SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Unconstrained Income Fund

Effective May 1, 2013, the following information replaces the existing disclosure contained under the “AVERAGE ANNUAL TOTAL RETURNS” sub–heading of the “PAST PERFORMANCE” section of the fund’s prospectus.

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2012 expressed as a %)

After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan. Index comparison for Class S shares began on 1/31/2005.

	Class Inception	1 Year	5 Years	10 Years
Class A before tax	6/23/1977	9.05	6.94	8.04
After tax on distributions		7.10	4.91	6.04
After tax on distributions and sale of fund shares		5.83	4.70	5.83
Class B before tax	5/31/1994	8.39	6.54	7.45
Class C before tax	5/31/1994	11.46	6.75	7.50
Barclays U.S. Universal Index (reflects no deduction for fees, expenses or taxes)		5.53	6.19	5.59
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		4.22	5.95	5.18
	Class Inception	1 Year	5 Years	Since Inception
Class S before tax	2/1/2005	12.57	7.79	6.96
Barclays U.S. Universal Index (reflects no deduction for fees, expenses or taxes)		5.53	6.19	5.62
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		4.22	5.95	5.40

On May 1, 2013, the Barclays U.S. Universal Index replaced the Barclays U.S. Aggregate Bond Index as the fund’s primary benchmark index because the Advisor believes that it more accurately reflects the fund’s investment strategy. The Advisor believes the Barclays U.S. Aggregate Bond Index provides additional comparative performance with a broad-based fixed-income market index.

April 26, 2013 PROSTKR-249

Effective May 1, 2013, the following information replaces the existing disclosure contained under the “DWS Unconstrained Income Fund” sub–heading of the “ADDITIONAL INDEX INFORMATION” section of the fund’s prospectus.

Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index.

Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

Please Retain This Supplement for Future Reference

April 26, 2013
PROSTKR-249

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